Security Information








Security Purchased


Cusip
002824AR1


Issuer
ABBOTT LABORATORIES


Underwriters
ABN Amro, BoA, JP Morgan, Morgan Stanely,
Banca Caboto, BNP Paribas, Citigroup, DBSI,
Goldman Sachs, Harris Nesbitt, Mitsubishi
Securities, SG Americas, Standard Chartered
Bank, Wachovia, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
ABT 5.325% 5/15/2009


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/9/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $ 99.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.15%


Rating
A1/AA


Current yield
5.39%


Benchmark vs Spread (basis points)
48 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Term Bond Fund
New York
1,805,000
 $
1,800,488
0.36%



DWS Short Duration Plus Fund
New York
1,804,000
 $
1,799,490
0.36%



Total

3,609,000
 $
3,599,978
0.72%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
63543MAE3


Issuer
NATIONAL COLLEGIATE STUDENT LOAN
TRUST


Underwriters
CSFB, DBSI, JP Morgan, RBS Greenwich
Capital


Years of continuous operation, including predecessors
> 3 years


Security
NCSLT 2006-2 AI0 6% 8/25/2011


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
CFSB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/8/2006


Total amount of offering sold to QIBs
673,000,000


Total amount of any concurrent public offering
0


Total
673,000,000


Public offering price
 $ 101.99


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.17%


Rating
Aaa/AAA


Current yield
5.16%


Benchmark vs Spread (basis points)
50 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Duration Plus Fund
New York
10,200,000
 $
10,402,980
1.52%



DWS Short Term Bond Fund
New York
6,900,000
 $
7,037,310
1.03%



Total

17,100,000
 $
17,440,290
2.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
12498NAB9


Issuer
CREDIT-BASED ASSET SERVICING AND
SECURITIZATION LLC


Underwriters
JP Morgan, DBSI, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
CBASS 2006-CB2 AF2 2.201% 12/25/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan, Societe Generale


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2006


Total amount of offering sold to QIBs
937,000,000


Total amount of any concurrent public offering
0


Total
937,000,000


Public offering price
 $ 100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aaa/AAA


Current yield
5.50%


Benchmark vs Spread (basis points)
28 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
4,839,000
 $
4,839,000
0.52%



DWS Balanced VIP
Chicago
1,613,000
 $
1,613,000
0.17%



New York Funds







DWS Short Duration Plus Fund
New York
4,839,000
 $
4,839,000
0.52%



DWS Short Term Bond Fund
New York
6,290,000
 $
6,290,000
0.67%



Total

17,581,000
 $
17,581,000
1.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
31359MK69


Issuer
FANNIE MAE


Underwriters
HSBC, JP Morgan, Merrill Lynch, Barclays,
Bear Stearns, Citigroup, DBSI, FTN Financial,
UBS


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 4.875% 4/15/2009


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/15/2006


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
 $ 99.66


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Aaa/AAA


Current yield
4.89%


Benchmark vs Spread (basis points)
28.5 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Term Bond Fund
New York
8,000,000
 $
7,972,560
0.27%



Total

8,000,000
 $
7,972,560
0.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
654921AD7


Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST


Underwriters
Citigroup, JP Morgan, ABN Amro, DBSI,
Greenwich Capital Markets, Merrill Lynch,
Morgan Stanley, SG Americas Securities,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
NAROT 2006-A A4 4.77% 1/25/2006


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
172,575,000


Total amount of any concurrent public offering
0


Total
172,575,000


Public offering price
 $ 99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.21%


Rating
Aaa/AAA


Current yield
4.83%


Benchmark vs Spread (basis points)
1 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Duration Plus Fund
New York
2,011,000
 $
2,010,686
1.17%



DWS Short Term Bond Fund
New York
2,553,000
 $
2,552,602
1.48%



Total

4,564,000
 $
4,563,288
2.64%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
895787AX7


Issuer
TRIAD AUTO RECEIVABLES OWNER
TRUST


Underwriters
Citigroup, Goldman Sachs, BoA, CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
TAROT 2006-A A4 4.88% 1/23/2006


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/23/2006


Total amount of offering sold to QIBs
175,500,000


Total amount of any concurrent public offering
0


Total
175,500,000


Public offering price
 $ 99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aaa/AAA


Current yield
4.94%


Benchmark vs Spread (basis points)
17 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Duration Plus Fund
New York
6,030,000
 $
6,029,059
3.44%



DWS Short Term Bond Fund
New York
7,537,000
 $
7,535,824
4.29%



Total

13,567,000
 $
13,564,884
7.73%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
903278CQ0


Issuer
USAA AUTO OWNER TRUST


Underwriters
Citigroup, Barclays, DBSI, JP Morgan,
Lehman Brothers, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
USAOT 2006-1 A3 5.01% 9/15/2010


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/22/2006


Total amount of offering sold to QIBs
970,000,000


Total amount of any concurrent public offering
0


Total
970,000,000


Public offering price
 $ 99.97


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.21%


Rating
Aaa/AAA


Current yield
5.07%


Benchmark vs Spread (basis points)
25 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Short Term Bond Fund
New York
7,900,000
 $
7,897,531
0.81%



Total

7,900,000
 $
7,897,531
0.81%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.